EXHIBIT 99.1

      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven B. Solomon, Chief Executive Officer of CT Holdings, Inc., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports (as defined below) of CT Holdings, Inc. and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - 2001 Annual Report on Form 10-KSB of CT Holdings, Inc. filed with the Commission;
          - all reports on Form 10-QSB, all reports on Form 8-K and all definitive proxy materials of CT Holdings, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          -    any amendments to any of the foregoing.


                                                  Subscribed and sworn to
                                                  before me this 19th day of
/s/Steven B. Solomon                              August, 2002.
--------------------
Steven B. Solomon
President & Chief Executive Officer               /s/ Veronica Culver-Hirschfeld
CT Holdings, Inc.                                 ------------------------------
August 19, 2002                                   Notary Public

                                                  My Commission Expires:

                                                  August 16, 2004


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